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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 21, 2003


                            LENNOX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      001-15149               42-0991521
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


         2140 Lake Park Blvd.
          Richardson, Texas                                        75080
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (972) 497-5000


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Item 7.     Financial Statements and Exhibits.

                  (c)      Exhibits.

                  The following exhibit is filed herewith:

                  99.1 Press Release dated October 21, 2003 issued by Lennox International Inc.

Item 12.     Results of Operations and Financial Condition.

                  On October 21, 2003, Lennox International Inc. (the "Company") issued a press release announcing its financial results for the third quarter of 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in the press release is being furnished, not filed, pursuant to Item 12. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                LENNOX INTERNATIONAL INC.


Date:  October 21, 2003         By: /s/ Carl E. Edwards, Jr.
                                    ---------------------------------
                                    Name: Carl E. Edwards, Jr.
                                    Title: Executive Vice President, Chief Legal
                                           Officer and Secretary

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                                INDEX TO EXHIBITS

EXHIBIT NUMBER                                DESCRIPTION
--------------           ------------------------------------------------------
    99.1          --     Press release dated October 21, 2003 issued by Lennox
                         International Inc.